UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                Date of report (Date of earliest event reported)

                                 August 25, 2005

                                VTEX Energy, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

                   000-22661                        76-0582614
           (Commission File Number)       (IRS Employer Identification No.)

                        8303 Southwest Freeway, Suite 950
                              Houston, Texas 77074
              (Address of Principal Executive Offices and Zip code)

                                 (713) 773-3284
              (Registrant's Telephone Number, Including Area Code)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On August 25, 2005, the Registrant undertook a change in its executive management team. In connection with such change, the Registrant's current President, Chief Executive Officer and Chairman, Stephen F. Noser, relinquished his duties related to those positions and assumed the duties and responsibilities of Executive Vice President and General Counsel. Mr. Noser will remain a member of the Registrant's Board of Directors. In addition to the change in Mr. Noser's responsibilities, Mr. Grant G. Emms was engaged as the new President and Chief Executive Officer and appointed to the Board of Directors and R. Desmond McVeigh was appointed as the new Chairman of the Board of Directors. In addition, Randal B. McDonald, Jr., the Registrant's current Chief Financial Officer was appointed Senior Vice President and Chief Financial Officer. Mr. McDonald will remain a member of the Registrant's Board of Directors. In connection with these management changes, the Registrant's Board of Directors, in accordance with Article III, Section 2 of the Bylaws of the Registrant, adopted a resolution increasing the number of directors from two to five. Mr. John E. Seago was appointed to fill the remaining vacancy on the Board. The newly elected directors will hold office until the next annual meeting of stockholders.

     A summary of the material terms of each of the definitive agreements and arrangements entered into as a result of such management change is provided below. The definitive agreements are filed as exhibits to this Current Report on Form 8-K (the "Current Report").

(1) Employment Agreement with Grant G. Emms

     Effective July 29, 2005, the Registrant entered into an employment agreement with Grant G. Emms as President and Chief Executive Officer (the "Emms Employment Agreement"). The full text of the Emms Employment Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by this reference. The following discussion provides a summary of the material terms of the Emms Employment Agreement which discussion is qualified in its entirety by reference to the entire text of the Emms Employment Agreement.

     The Emms Employment Agreement provides for an initial annual base salary of (pound)160,000. The Agreement also provides for annual reviews of such salary by the Registrant's Board of Directors who shall determine whether an adjustment to such annual salary is appropriate. During the first year of the Agreement, it may be terminated by either party, without cause upon six months notice. Subsequent to the first year of the Agreement, it may be terminated, without cause, by the employee with six months notice and the Registrant with eighteen months notice. Upon the event of a change in control of the Registrant, as defined, such notice increases to twenty four months. The Agreement also grants Mr. Emms fully vested stock options to purchase 1,000,000 shares of the Registrant's common stock at $0.50 per share.

(2) Employment Agreement with Stephen F. Noser

     Effective July 29, 2005, the Registrant entered into an employment agreement with Stephen F. Noser as Executive Vice President and General Counsel (the "Noser Employment Agreement"). The full text of the Noser Employment Agreement is filed as Exhibit 10.2 to this Current Report and is incorporated herein by this reference. The following discussion provides a summary of the material terms of the Noser Employment Agreement which discussion is qualified in its entirety by reference to the entire text of the Noser Employment Agreement.

     The Noser Employment Agreement provides for an initial annual base salary of $250,000. The Agreement also provides for annual reviews of such salary by the Registrant's Board of Directors who shall determine whether an adjustment to such annual salary is appropriate. During the first year of the Agreement, it may be terminated by either party, without cause upon six months notice. Subsequent to the first year of the Agreement, it may be terminated, without cause, by the employee with six months notice and the Registrant with eighteen months notice. Upon the event of a change in control of the Registrant, as defined, such notice increases to twenty four months. The Agreement also grants Mr. Noser fully vested stock options to purchase 1,000,000 shares of the Registrant's common stock at $0.50 per share.

(3) Employment Agreement with Randal B. McDonald, Jr.

     Effective July 29, 2005, the Registrant entered into an employment agreement with Randal B. McDonald, Jr. as Senior Vice President and Chief Financial Officer (the "McDonald Employment Agreement"). The full text of the McDonald Employment Agreement is filed as Exhibit 10.3 to this Current Report and is incorporated herein by this reference. The following discussion provides a summary of the material terms of the McDonald Employment Agreement which discussion is qualified in its entirety by reference to the entire text of the McDonald Employment Agreement.

     The McDonald Employment Agreement provides for an initial annual base salary of $225,000. The Agreement also provides for annual reviews of such salary by the Registrant's Board of Directors who shall determine whether an adjustment to such annual salary is appropriate. During the first year of the Agreement, it may be terminated by either party, without cause upon six months notice. Subsequent to the first year of the Agreement, it may be terminated, without cause, by the employee with six months notice and the Registrant with eighteen months notice. Upon the event of a change in control of the Registrant, as defined, such notice increases to twenty four months. The Agreement also grants Mr. McDonald fully vested stock options to purchase 1,000,000 shares of the Registrant's common stock at $0.50 per share.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02(b) Resignation of Principal Executive Officer

     On August 25, 2005, in connection with his assumption of the duties and responsibilities associated with the office of Senior Vice-President and General Counsel, Stephen F. Noser relinquished his duties as President and Chief Executive Officer. On the same date, Mr. Noser relinquished his position as Chairman of the Board of Directors, but continues serving as a member of the Board of Directors.

     The resignation of Mr. Noser was not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

Item 5.02(c) Appointment of Principal Executive Officer

     On August 25, 2005, the Registrant's Board of Directors appointed Grant G. Emms as its President and Chief Executive Officer, effective as of August 25, 2005, which appointment was memorialized by the execution of an employment agreement. The information provided under Item 1.01 above under the section captioned "Employment Agreement with Grant G. Emms" provides a summary of the material terms of the employment agreement and is incorporated into this Item by this reference.

     Business Experience and Directorships: Mr. Emm's business experience during the past five years is provided below:

     Mr. Emms was one of the  founders  of Viking  International  Petroleum  PLC
("Viking") in 2002. In 2003 the company acquired the North Yorkshire Gas Project. Mr. Emms has over 29 years of industry experience both foreign and domestic, including a combined twenty years of senior level experience with AMOCO Production Company and Canadian Occidental Petroleum, Ltd. Mr. Emms received his Bachelors in Science Geophysics from the University of British Columbia in 1976, with honors. From 1976 through 1992, Mr. Emms held various positions with AMOCO Production Company domestically and overseas including Exploitation Manager - Gulf of Suez, Egypt, Exploration Manager Trinidad - Latin America and served as the Exploration Representative to the AMOCO Management Committee in Chicago for both International Regions. Grant was employed with Canadian Occidental Petroleum Ltd. (now NEXEN Inc.) from 1992 through 1997 as the Regional Vice President responsible for all aspects of the company's exploration and production business in Asia, Latin America and the CIS (former Soviet Union). From 1997 through 2001, Mr. Emms served as President and Chief Executive Officer for Vanguard Oil Corporation. While employed with Vanguard, Mr. Emms recruited a highly talented, experienced team to conduct the international operations and produce technical work to top industry standards in a small company environment. In 2001, Bitech and Lukoil acquired Vanguard due to its portfolio of highly prospective Egyptian properties. Mr. Emms has served as Chairman, Chief Executive Officer and Partner of Saragon (Overseas) Limited, a privately held company formed in 2001 specifically for developing oil and gas projects in Southern Europe, North Africa and the Caspian area. His professional affiliations include active membership with the Association of International Petroleum Negotiators, Society of Exploration Geophysicists and American Association of Petroleum Geologists. Mr. Emms is proficient in Spanish, French and knowledgeable in German and Arabic. He is a current resident of the United Kingdom, a citizen of Canada and a former United States green card holder.

     Family Relationships: There are no family relationships between Mr. Emms and any of the other executive officers or directors of the Registrant.

     Related Party Transactions: Mr. Emms is President and Director of Viking International Petroleum PLC, which was acquired by the Registrant effective July 29, 2005.

Item 5.02(d) Election of New Directors

(1) Election of Grant G. Emms to the Board

     On August 25, 2005, the Board of Directors, in connection with the Registrant's engagement of Grant G. Emms as its President and Chief Executive Officer, elected Mr. Emms as a Director effective as of August 25, 2005.

(2) Election of R. Desmod McVeigh as Chairman

     On the same date, the Board of Directors elected, effective as of August 25, 2005, R. Desmond McVeigh as Chairman of the Board of Directors to serve in such capacity until the election of his successor by the Registrant's stockholders or his earlier resignation or removal.

     Business Experience and Directorships: Mr. McVeigh's business experience during the past five years is provided below:

     Mr. McVeigh joined the board of Viking in December 2003. Mr. McVeigh is an international banker with over 35 years experience spanning a career in merchant banking, corporate finance, capital markets, trade, energy and project finance. Having originally qualified as an international lawyer, Desmond joined Citibank where he specialized in project finance for oil and gas development in the North Sea. As a specialist in oil finance, Desmond also worked for a number of years as a banker in charge of international oil, gas and petrochemical projects in Saudi Arabia. Later, Desmond joined Lloyds Merchant Bank with responsibility for capital market activities in Northern Europe and for international petroleum and petrochemical companies. In 1993, Desmond was appointed by the U.K. Government to the role of Chief Executive of the Industrial Development Board of Northern Ireland where he was instrumental in the province's success in attracting inward investment, in boosting exports, increasing employment and assisting companies to become more internationally competitive. Later, Desmond led an official U.K. trade delegation to China, which was the first of several trips to China where Desmond has formed strong relationships with senior Chinese officials. In 2001, Desmond became Executive Chairman of Asia Broadband Inc., which he helped develop into one of the leading international media content providers in China. Desmond is married and lives in Surrey, England.

     In consideration for his services in such capacity, Mr. McVeigh will receive (pound)24,000 per year. In addition, the Registrant granted Mr. McVeigh fully vested stock options to purchase 1,000,000 shares of the Registrant's common stock at $0.50 per share.

     Family Relationships: There are no family relationships between Mr. McVeigh and any of the other executive officers or directors of the Registrant.

     Related Party Transactions: Mr. McVeigh is a Director of Viking International Petroleum PLC, which was acquired by the Registrant effective July 29, 2005. In conjunction with such acquisition, Mr. McVeigh received 24,023 shares of the Registrant's common stock, and stands to receive an additional 96,091 shares if certain defined goals are met or six months passes, unless there is a foreclosure on the assets of Viking's subsidiary.

(3) Election of John E. Seago as Director

     On August 25, 2005, the Board of Directors elected John E. Seago as a Director effective as of August 25, 2005.

     Business Experience and Directorships: Mr. Seago's business experience during the past five years is provided below:

     During the past five years Mr. Seago has been a partner with the law firm of Seago & Carmichael, or its predecessors, in Baton Rouge, Louisiana.

     Family Relationships: There are no family relationships between Mr. Seago and any of the other executive officers or directors of the Registrant.

     Related Party Transactions: Mr. Seago is a partner in the firm of Seago & Carmichael which has represented the Registrant in certain legal matters.

Item 9.01 Financial Statements and Exhibits.

         The following documents are filed as exhibits to this report:

Exhibit 10.1: Emms Employment Agreement

Exhibit 10.2: Noser Employment Agreement

Exhibit 10.3: McDonald Employment Agreement


                                    SIGNATURE

         In accordance with Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                VTEX ENERGY, INC.



Date: August 31, 2005                     By:  /s/ Randal B. McDonald, Jr.
                                               ---------------------------
                                               Randal B. McDonald, Jr.
                                               Chief Financial Officer

                                                                    Exhibit 10.1

July 28, 2005

Mr. Grant Emms
41 Pattison Road
London
NW2 2HL


Dear Grant,

EMPLOYMENT LETTER
-----------------


I am pleased to confirm your employment as Director, President and Chief Executive Officer of VTEX Energy, Inc. (the "Company") with effect from the closing of the transaction between VTEX and Viking International Petroleum plc.

As Chief Executive Officer you will report to the Board of Directors and be responsible for the overall management of the Company and the wider VTEX group. Further details about your role, responsibilities and accountabilities are contained in Annex A of the Written Statement of Terms and Conditions of Employment. .

Your compensation at the Company will comprise a basic salary that will be agreed annually in advance by the Board of Directors of the Company. Your basic gross salary shall be GBP 13,333.33 per month. In addition, ex gratia bonuses may be granted at the discretion of the Board of Directors as well.

In addition, you will be granted 1,000,000 share options in VTEX Energy, Inc., at an exercise price of $0.50 per share.

You will, in addition, be entitled to participate in any management share option scheme established by the Company now or at any time in the future, subject always to the rules of such schemes from time to time.

You are entitled to claim full reimbursement from the Company for any expenses properly incurred on behalf of the Company. These should be submitted to the Company within 3 months of them being incurred in an agreed format together with all supporting documentation. The Company will reimburse you these expenses within 15 days of receipt.

You will be entitled to 25 days paid holiday each year with your entitlement pro-rated in your first year of employment.

The Company does not currently operate a pension scheme or private medical insurance scheme in the UK, however, you will be eligible to join both schemes when these are introduced.

The Company's shares are currently publicly traded in the US on the OTC market. It is the Company's present intention to seek a public listing in the UK. At this time, the Company will introduce an employee share ownership scheme which you will be eligible to participate in. Until then, the Company's Board of Directors may, from time to time and on an ex gratia basis only, make shares options available to employees on agreed terms.

Your employment with the Company is subject to compliance with the Company's Code of Conduct.

This Employment Letter together with the attached Written Statement comprises your Employment Contract with the Company. Please sign the duplicate copy of this Employment Letter and Written Statement to signify your acceptance of the terms and conditions outlined and return to the undersigned.


Yours sincerely,
VTEX ENERGY, INC.


/S/ Stephen F. Noser
--------------------
Stephen Noser
Director


I accept the terms and conditions contained in this Letter of Employment, dated
o May 2005.

Signed:         ---------------------------------

Name:             Grant G. Emms
                ---------------------------------


Date:           ---------------------------------

Enclosed for signature and return:
Employment Letter
Written Statement of Terms and Conditions of Employment
Enclosed for information:
Code of Conduct

            WRITTEN STATEMENT OF TERMS AND CONDITIONS OF EMPLOYMENT
            -------------------------------------------------------
               In accordance with the Employment Rights Act 1996.


This statement together with your Employment Letter constitute your Contract of Employment.


Employer

VTEX Energy, Inc. ("the Company")


Name

Grant G. Emms


Job Title

President and Chief Executive Officer


Job Duties

Your duties and responsibilities are flexible and may be reasonably varied by the Company from time to time. The primary objective of the Chief Executive Officer is to plan, manage and control the daily and future activities of the Group and to design and implement strategies that would enable the firm to fulfil its corporate and financial objectives.

A detailed list of duties and accountabilities is attached as Annex A.


Location

You will be based at the Company's London office, which is currently situated at 2nd Floor, Brookfield House, 44 Davies Street, London, W1K 5JA. However, it may be that you will be required to work in other offices of the Company on either a temporary or permanent basis within a reasonable travelling distance from London, with a reasonable period of notice. You will be required to make frequent visits to the Company's Houston office.


Commencement of Employment

Your employment and period of continuous employment with the Company commenced upon the closing of the transaction between VTEX and Viking International Petroleum plc on -------------------------.

Hours of Work

Your working hours will be agreed with the Company's Directors and are subject to alteration dependent upon business needs and with a suitable period of advance notice.

You are expected to work the hours necessary to fulfil the duties and responsibilities of your role. On occasions this may exceed the 48 hours maximum limited stipulated by the Working Time Regulations. By signing and returning the duplicate copy of this Written Statement, you will be consenting to opt out of the maximum working time limit set out in the Working Time Regulations. You may withdraw your consent by giving written notice to the Company.

Your minimum basic working hours will be 40 hours per week.


Remuneration & Benefits

Your basic salary will be agreed by the Company's Directors and is as stated in the Employment Letter hereto.

Your salary will be paid monthly in arrears on or about the 25th of each month either by cheque or directly into your nominated bank account and will be reviewed in November each year.

You will, in addition, be entitled to participate in any management share option scheme established by the Company now or at any time in the future, subject always to the rules of such schemes from time to time.

If any bonus were to be paid, then this would be an ex gratia payment, subject to employee taxation, and made solely at the discretion of the Company's Directors.

The Company does not currently operate a pension scheme, therefore, you will remain contracted-in to the State pension scheme. When the Company does introduce a pension scheme, you will be eligible to join it.

The Company does not currently operate a private medical insurance scheme. When the Company does introduce a private medical health scheme, you will be eligible to join it.

You will be eligible to join and participate in any employee share ownership scheme that the Company introduces.

The Company undertakes to indemnify you against all and every claim which arises from you carrying out your responsibilities for the Company and the Board and to this end undertakes to provide sufficient Director's Liability Insurance to ensure adequate protection.


Holidays

In addition to all English bank holidays, you will be entitled to 25 days paid holiday per annum. The leave calendar year runs January to December. Holiday entitlement should be taken within the year. A maximum of one week's unused holiday may be carried over into the next year, to be taken in full by July of the next year. The Company will not pay you out in lieu of any holiday entitlement not taken during the year exceeding one week.

In the event that at the time your employment terminates (save in the case of gross misconduct) you have holiday entitlement accrued but not taken, you will be entitled to be paid holiday pay calculated pro-rata at the rate of your basic salary at the date of your termination. In the event that at the time your employment terminates, you have taken more holiday entitlement than is due to you, a deduction at the same rate as aforesaid for additional days taken will be made from your final salary payment.


Retirement Age

If your employment has not ceased at an earlier date, then it will cease without further notice being given at the end of the month in which your 65th birthday falls, this being the Company's normal retirement age for your employment.


Sickness Absence and Pay

If you are unable to attend work because of an illness then you should notify the Company about this at your earliest convenience. You will be required to produce a medical certificate for absence of 7 days or more in a row.

You will be paid your full basic salary for the first three months of sick leave and 75% of your basic salary for the next three months of sick leave; thereafter, you will be paid statutory sick pay at the applicable rate at the time.

If you are unable to work owing to illness for longer than six months, the Company reserves its right to terminate your contract of employment.

Discipline and Grievance Procedures

If you are unhappy about a particular event concerning your work or work situation, you should in the first instance discuss this with your line manager. If the problem persists, then you are welcome to discuss this further with another Director of the Company who, within reason, will endeavour to resolve the situation to mutual benefit.

In the case of unsatisfactory performance or conduct, this will be discussed with you by your line manager and you will be given reasonable time to correct or improve the situation. If, thereafter, unsatisfactory performance or conduct persists, a written warning will be issued to correct or improve the situation without delay. Further unsatisfactory performance or conduct will result in termination of your employment.


Notice of Termination

When resigning from the Company you are required to give written notice to the Company.

During the first year of your employment with the Company, the period of notice for both you and the Company shall be six calendar months. Thereafter, the period of notice you are required to give to the Company shall be six calendar months and the period of notice the Company shall be required to give to you shall be eighteen calendar months.

Under certain circumstances you may not be permitted to attend work during your notice period, although you would remain on the payroll. However, the Company reserves the right to set some or all of any accrued holiday entitlement against the period of notice, in which case the accrued entitlement would not be paid on the termination date.

The Company also reserves its right to pay you in lieu of notice.


Deductions from Salary

The Company may make lawful deductions under the Employment Rights Act 1996 for any reasons that sanction deductions being made.


Termination

In any of the following circumstances the Company may terminate your employment summarily by serving written notice on you. In such event you shall not be entitled to any further payment from the Company except such sums as shall have accrued due at the date of service of such notice. The circumstances are if you:

(a)  are convicted of a criminal  offence  (other than minor  offences under the

                                      -4-
     Road Traffic Acts or the Road Safety Acts for which a fine or non-custodial penalty is imposed) which might reasonably be thought to affect adversely the performance of your duties;

(b)  are guilty of any gross misconduct (including fraud or embezzlement); or

(c) commit a breach of any material written Company policy or rules which results in material economic harm to the Company and, following a written warning or written notice from the Company, you continue to be in breach of such policy or rules for 30 days following the receipt of such written
     warning      or       notice.


Change of Control

1 In the event of a Relevant Event, the period of notice both you and the Company shall be required to give to terminate your employment shall be increased to 24 months (Variation) and the Variation shall be effective from the date of the Relevant Event. If following a Relevant Event, there is the occurrence of a Good Reason, the Company shall, within 30 days after the occurrence of the Good Reason, pay to you and you shall be entitled to receive a single lump sum payment equal to:

     (a)  the sum of 24 months'  salary;  and

     (b) any sums you are entitled to under any of the Company's or Group's bonus plans after the pro rating of all targets, quotas and bonus payments as of the date of the Good Reason (and, for the avoidance of doubt, such sums shall be deemed payable regardless of whether such bonus is due to be paid under the rules of the relevant bonus plan).

2 For the purposes of clause 1 above Relevant Event means either: (a) a change in the control of Company of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934; provided that, without limitation, such a change in control shall be deemed to have occurred if and when (a) any "person" (as such term is used in Sections 13(d) and 14 (d)2 of the Securities Exchange Act of 1934) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 33?% or more of the combined voting power of the Company's then outstanding securities; or

(b) during any period of twenty-four (24) months, commencing after the date of this Agreement, individuals who at the date of this Agreement were directors of the Company (excluding you) cease for any reason to constitute at least a majority of the Board of Directors of the Company.

A transaction shall not constitute a Relevant Event if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

3    For the purposes of clause 1 above Good Reason means any of the following:

          (a) termination by the Company of your employment (save where the Company is entitled to summarily terminate your employment in accordance with the summary termination provisions in your contract of employment) in the period of twelve (12) months after a Relevant Event;

          (b) a material reduction in your job title, status, authority, or responsibility at the Company in the period of twelve (12) months after a Relevant Event and within 3 months of such material reduction you notify the Company that you wish your employment to terminate pursuant to this provision (and, for the avoidance of doubt, your employment shall terminate with effect from the date of the payment of the sums in clause 1);

          (c) in the period of twelve (12) months after a Relevant Event, there is a material reduction in the benefits you were entitled to immediately prior to the Relevant Event, and comparable reductions have not been made in the benefits of the other members of senior management of the Company and within 3 months of such material reduction you notify the Company that you wish your employment to terminate pursuant to this provision (and, for the avoidance of doubt, your employment shall terminate with effect from the date of the payment of the sums in clause 1);

          (d) except with your prior written consent, relocation of your principal place of employment to a location outside the a radius of 30 miles from the location where your place of employment was situated prior to such Relevant Event, in the period of twelve
               (12) months following such Relevant Event and within 3 months of such relocation you notify the Company that you wish your employment to terminate pursuant to this provision (and, for the avoidance of doubt, your employment shall terminate with effect from the date of the payment of the sums in clause 1); or

          (e) any material breach by the Company of its material obligations under your contract of employment in the period of twelve (12) months following a Relevant Event and within 3 months of such material breach you notify the Company that you wish your employment to terminate pursuant to this provision (and, for the avoidance of doubt, your employment shall terminate with effect from the date of the payment of the sums in clause 1).


References and Medical Status

At the Company's expense, you may be required to undergo an appropriate medical examination every twenty-four months, to be carried out by a qualified medical doctor or medical clinic. The results of the examination/s will be sent to the Company and will be discussed with you in full. If for any reason the results of the medical examination are such that you may be prevented from carrying out your duties, you have the right to call for a second independent medical opinion, the costs of which shall be borne by the Company, and the results of which shall be final.

Code of Conduct

You are required to conduct yourself in an appropriate manner at all times and to abide with the Company's Code of Conduct. Your personal copy of the Code of Conduct is enclosed. A copy is also available in the office for inspection.

For the purposes of the Code of Conduct, the Company's Chief Financial Officer from time to time is the Compliance Officer.


Qualifications and Work Experience

Your employment is conditional upon having all the educational, vocational, professional and any other appropriate qualifications that you stated you had. On request, you will be required to produce these certificates. Your employment may be terminated with or without notice or payment in lieu in any case where it is discovered that any false information has been given.


I have received the Employment Letter, a Written Statement and the Company's compliance documentation as described in my Employment Letter and have accepted employment on the terms contained within these documents.




Signed:
                ----------------------------------

Name:                      Grant G. Emms
                ----------------------------------

Date:
                ----------------------------------



Signed:
(For and on behalf of VTEX Energy, Inc.)


                ----------------------------------

Name:                      Stephen Noser
                ----------------------------------

Date:
                ----------------------------------

                                                                        ANNEX: A





Accountabilities

Health, Safety & Environment:

VTEX Energy, Inc.("VTEX") is operating its domestic and international activities and affiliates under a set of strict rules for Health, Safety and the Environment ("HSE") (as in detail defined in VTEX's Safety Management System and VIP's Onshore Safety Guidelines) to ensure a safe and healthy work environment, protect the staff, contractors and visitors, and the public interest. The Chief Executive Officer is accountable for updating and maintaining an appropriate HSE policy for the company and ensuring that the policy is adhered to in all applicable jurisdictions.

Compliance:

The Chief Executive Officer is accountable for compliance with all applicable laws, contracts, agreements, rules and regulations, pertinent to operations in all operating jurisdictions.

Policies and Procedures:

The Chief Executive Officer is accountable for updating and maintaining VTEX's corporate policies and procedures and ensuring that these are adhered to in all operating jurisdictions.

Authorities and Government Bodies:

The Chief Executive Officer is accountable for maintaining a good working relationship with all relevant authorities and government bodies, ensure timely delivery of all mandatory reporting and notices, and in general keep the name of VTEX in good standing.

Work Programme and Budgets:

The Chief Executive Officer is accountable for the timely and efficient implementation of approved work programs and budgets, and advises VTEX of incorporation of investments, expenditures and necessary personnel, financial, technical, and operational measures into future work programs and budgets to ensure that goals and objectives are and remain met.

Partner and Industry Relationships:

The Chief Executive Officer is accountable for maintaining a good working relationship with all partners directly or indirectly participating in the operations, and in general keep the name of VTEX in good standing with the oil and gas industry.

Roles and Responsibilities

Ongoing Concern:

Responsible for all technical and operational activities within the company.

Staff Leadership:

Responsible for leading all technical staff.

Staff Assessment and Appraisal:

Responsible for monitoring staff performance and provision of once yearly assessment and appraisal reports, and training proposals.

Organisation:

Responsible for reviewing from time to time, the organization of the operation and propose changes if required. Responsible for efficient deployment of staff to optimise operational results.

Production Targets:

Responsible for setting and meeting monthly and annual production targets.

Commercial Negotiations:

Responsible  for  negotiating  key agreements with both suppliers and customers.
Jointly   responsible   with  the  other  executive   directors  for  commercial
negotiations on current and future business arrangements.

Information:

Responsible for keeping VTEX's board, shareholders and the financial community appropriately informed on all aspects of VTEX's operations and projects.

Reporting:

Responsible for timely and accurate reporting to all stakeholders and delivery of mandatory reports to authorities and government institutions.

Planning:

Responsible for elaborating and implementing all operational business plans.

                                                                    Exhibit 10.2
July 26, 2005

Mr. Stephen Noser
1825 Viking Drive
Houston, Texas, 77018

Dear Stephen,

EMPLOYMENT LETTER
-----------------

I am pleased to confirm your employment as Director, Executive Vice President and General Counsel of VTEX Energy, Inc. (the "Company") with effect from the closing of the transaction between VTEX and Viking International Petroleum plc.

As Executive Vice President you will report to the Board of Directors and be responsible for the overall management of the Company and the wider VTEX group. Further details about your role, responsibilities and accountabilities are contained in Annex A of the Written Statement of Terms and Conditions of Employment.

Your compensation at the Company will comprise a basic salary that will be agreed annually in advance by the Board of Directors of the Company. Your basic gross salary shall be $20,833.33 per month. In addition, ex gratia bonuses may be granted at the discretion of the Board of Directors as well.

In addition, you will be granted 1,000,000 share options in VTEX Energy, Inc., at an exercise price of $0.50 per share.

You will, in addition, be entitled to participate in any management share option scheme established by the Company now or at any time in the future, subject always to the rules of such schemes from time to time.

You are entitled to claim full reimbursement from the Company for any expenses properly incurred on behalf of the Company. These should be submitted to the Company within 3 months of them being incurred in an agreed format together with all supporting documentation. The Company will reimburse you these expenses within 15 days of receipt.

You will be entitled to 25 days paid holiday each year with your entitlement pro-rated in your first year of employment.

The Company does not currently operate a pension scheme, however, you will be eligible to join such scheme when it is introduced. Private medical insurance will be provided through Administaff, Inc., or some equivalent organization.

The Company's shares are currently publicly traded in the US on the OTC market. It is the Company's present intention to seek a public listing in the UK. At this time, the Company will introduce an employee share ownership scheme which you will be eligible to participate in. Until then, the Company's Board of Directors may, from time to time and on an ex gratia basis only, make shares options available to employees on agreed terms.

Your employment with the Company is subject to compliance with the Company's Code of Conduct.

This Employment Letter together with the attached Written Statement comprises your Employment Contract with the Company. Please sign the duplicate copy of this Employment Letter and Written Statement to signify your acceptance of the terms and conditions outlined and return to the undersigned.


Yours sincerely,
VTEX ENERGY, INC.


/S/Randal B. McDonald, Jr.
--------------------------
Randal B. MacDonald, Jr.
Director


I accept the terms and conditions contained in this Letter of Employment,  dated
o July 26, 2005.

Signed:    ------------------------------

Name:             Stephen Noser
           ------------------------------


Date:      ------------------------------

Enclosed for signature and return:
Employment Letter
Written Statement of Terms and Conditions of Employment

            WRITTEN STATEMENT OF TERMS AND CONDITIONS OF EMPLOYMENT
            -------------------------------------------------------


This statement together with your Employment Letter constitute your Contract of Employment.


Employer

VTEX Energy, Inc. ("the Company")


Name

Stephen Noser


Job Title

Executive Vice President and General Counsel


Job Duties

Your duties and responsibilities are flexible and may be reasonably varied by the Company from time to time. The primary objective of the Executive Vice President is to assist in the planning, management and control the daily and future activities of the Group and to design and implement strategies that would enable the firm to fulfil its corporate and financial objectives.

A detailed list of duties and accountabilities is attached as Annex A.


Location

You will be based at the Company's Houston office, which is currently situated at 8303 Southwest Freeway, Suite 950, Houston, Texas, 77074. However, it may be that you will be required to work in other offices of the Company on either a temporary or permanent basis within a reasonable travelling distance from Houston, with a reasonable period of notice. You may be required to make frequent visits to the Company's London office.


Commencement of Employment

Your employment and period of continuous employment with the Company commenced upon the closing of the transaction between VTEX and Viking International Petroleum plc on -------------------------.

Hours of Work

Your working hours will be agreed with the Company's Directors and are subject to alteration dependent upon business needs and with a suitable period of advance notice.

You are expected to work the hours necessary to fulfil the duties and responsibilities of your role. On occasions this may exceed the 40 hours per week. By signing and returning the duplicate copy of this Written Statement, you will be consenting to opt out of overtime pay. You may withdraw your consent by giving written notice to the Company.

Your minimum basic working hours will be 40 hours per week.


Remuneration & Benefits

Your basic salary will be agreed by the Company's Directors and is as stated in the Employment Letter hereto.

Your salary will be paid twice monthly in arrears on or about the 1st and the 15th of each month either by check or directly into your nominated bank account and will be reviewed in November each year.

You will, in addition, be entitled to participate in any management share option scheme established by the Company now or at any time in the future, subject always to the rules of such schemes from time to time.

If any bonus were to be paid, then this would be an ex gratia payment, subject to employee taxation, and made solely at the discretion of the Company's Directors.

The Company does not currently operate a pension scheme. When the Company does introduce a pension scheme, you will be eligible to join it.

You will be eligible to join and participate in any employee share ownership scheme that the Company introduces.

The Company undertakes to indemnify you against all and every claim which arises from you carrying out your responsibilities for the Company and the Board and to this end undertakes to provide sufficient Director's Liability Insurance to ensure adequate protection.


Holidays

In addition to all United States bank holidays, you will be entitled to 25 days paid holiday per annum. The leave calendar year runs January to December.

Holiday entitlement should be taken within the year. A maximum of one week's unused holiday may be carried over into the next year, to be taken in full by July of the next year. The Company will not pay you out in lieu of any holiday entitlement not taken during the year exceeding one week.

In the event that at the time your employment terminates (save in the case of gross misconduct) you have holiday entitlement accrued but not taken, you will be entitled to be paid holiday pay calculated pro-rata at the rate of your basic salary at the date of your termination. In the event that at the time your employment terminates, you have taken more holiday entitlement than is due to you, a deduction at the same rate as aforesaid for additional days taken will be made from your final salary payment.


Retirement Age

If your employment has not ceased at an earlier date, then it will cease without further notice being given at the end of the month in which your 65th birthday falls, this being the Company's normal retirement age for your employment.


Sickness Absence and Pay

If you are unable to attend work because of an illness then you should notify the Company about this at your earliest convenience. You will be required to produce a medical certificate for absence of 7 days or more in a row.

You will be paid your full basic salary for the first three months of sick leave and 75% of your basic salary for the next three months of sick leave; thereafter, you will be paid statutory sick pay at the applicable rate at the time.

If you are unable to work owing to illness for longer than six months, the Company reserves its right to terminate your contract of employment.

Discipline and Grievance Procedures

If you are unhappy about a particular event concerning your work or work situation, you should in the first instance discuss this with your line manager. If the problem persists, then you are welcome to discuss this further with another Director of the Company who, within reason, will endeavour to resolve the situation to mutual benefit.

In the case of unsatisfactory performance or conduct, this will be discussed with you by your line manager and you will be given reasonable time to correct or improve the situation. If, thereafter, unsatisfactory performance or conduct persists, a written warning will be issued to correct or improve the situation without delay. Further unsatisfactory performance or conduct will result in termination of your employment.


Notice of Termination

When resigning from the Company you are required to give written notice to the Company.

During the first year of your employment with the Company, the period of notice for both you and the Company shall be six calendar months. Thereafter, the period of notice you are required to give to the Company shall be six calendar months and the period of notice the Company shall be required to give to you shall be eighteen calendar months.

Under certain circumstances you may not be permitted to attend work during your notice period, although you would remain on the payroll. However, the Company reserves the right to set some or all of any accrued holiday entitlement against the period of notice, in which case the accrued entitlement would not be paid on the termination date.

The Company also reserves its right to pay you in lieu of notice.


Deductions from Salary

The Company may make lawful deductions from your salary as required by any applicable law.

Termination

In any of the following circumstances the Company may terminate your employment summarily by serving written notice on you. In such event you shall not be entitled to any further payment from the Company except such sums as shall have accrued due at the date of service of such notice. The circumstances are if you:

(a) are convicted of a criminal offence (other than minor offences under the traffic laws for which a fine or non-custodial penalty is imposed) which might reasonably be thought to affect adversely the performance of your duties;

(b)  are guilty of any gross misconduct (including fraud or embezzlement); or

(c) commit a breach of any material written Company policy or rules which results in material economic harm to the Company and, following a written warning or written notice from the Company, you continue to be in breach of such policy or rules for 30 days following the receipt of such written
     warning      or       notice.


Change of Control

1 In the event of a Relevant Event, the period of notice both you and the Company shall be required to give to terminate your employment shall be increased to 24 months (Variation) and the Variation shall be effective from the date of the Relevant Event. If following a Relevant Event, there is the occurrence of a Good Reason, the Company shall, within 30 days after the occurrence of the Good Reason, pay to you and you shall be entitled to receive a single lump sum payment equal to:

     (a)  the sum of 24 months'  salary;  and

     (b) any sums you are entitled to under any of the Company's or Group's bonus plans after the pro rating of all targets, quotas and bonus payments as of the date of the Good Reason (and, for the avoidance of doubt, such sums shall be deemed payable regardless of whether such bonus is due to be paid under the rules of the relevant bonus plan).

2 For the purposes of clause 1 above Relevant Event means either: (a) a change in the control of Company of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934; provided that, without limitation, such a change in control shall be deemed to have occurred if and when (a) any "person" (as such term is used in Sections 13(d) and 14 (d)2 of the Securities Exchange Act of 1934) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 33 1/3% or more of the combined voting power of the Company's then outstanding securities; or

(b) during any period of twenty-four (24) months, commencing after the date of this Agreement, individuals who at the date of this Agreement were directors of the Company (excluding you) cease for any reason to constitute at least a majority of the Board of Directors of the Company.

A transaction shall not constitute a Relevant Event if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

3    For the purposes of clause 1 above Good Reason means any of the following:

          (a) termination by the Company of your employment (save where the Company is entitled to summarily terminate your employment in accordance with the summary termination provisions in your contract of employment) in the period of twelve (12) months after a Relevant Event;

          (b) a material reduction in your job title, status, authority, or responsibility at the Company in the period of twelve (12) months after a Relevant Event and within 3 months of such material reduction you notify the Company that you wish your employment to terminate pursuant to this provision (and, for the avoidance of doubt, your employment shall terminate with effect from the date of the payment of the sums in clause 1);

          (c) in the period of twelve (12) months after a Relevant Event, there is a material reduction in the benefits you were entitled to immediately prior to the Relevant Event, and comparable reductions have not been made in the benefits of the other members of senior management of the Company and within 3 months of such material reduction you notify the Company that you wish your employment to terminate pursuant to this provision (and, for the avoidance of doubt, your employment shall terminate with effect from the date of the payment of the sums in clause 1);

          (d) except with your prior written consent, relocation of your principal place of employment to a location outside the a radius of 30 miles from the location where your place of employment was situated prior to such Relevant Event, in the period of twelve
               (12) months following such Relevant Event and within 3 months of such relocation you notify the Company that you wish your employment to terminate pursuant to this provision (and, for the avoidance of doubt, your employment shall terminate with effect from the date of the payment of the sums in clause 1); or

          (e) any material breach by the Company of its material obligations under your contract of employment in the period of twelve (12) months following a Relevant Event and within 3 months of such material breach you notify the Company that you wish your employment to terminate pursuant to this provision (and, for the avoidance of doubt, your employment shall terminate with effect from the date of the payment of the sums in clause 1).


References and Medical Status

At the Company's expense, you may be required to undergo an appropriate medical examination every twenty-four months, to be carried out by a qualified medical doctor or medical clinic. The results of the examination/s will be sent to the Company and will be discussed with you in full. If for any reason the results of the medical examination are such that you may be prevented from carrying out your duties, you have the right to call for a second independent medical opinion, the costs of which shall be borne by the Company, and the results of which shall be final.

Code of Conduct

You are required to conduct yourself in an appropriate manner at all times and to abide with the Company's Code of Conduct. Your personal copy of the Code of Conduct is enclosed. A copy is also available in the office for inspection.

For the purposes of the Code of Conduct, the Company's Chief Financial Officer from time to time is the Compliance Officer.


Qualifications and Work Experience

Your employment is conditional upon having all the educational, vocational, professional and any other appropriate qualifications that you stated you had. On request, you will be required to produce these certificates. Your employment may be terminated with or without notice or payment in lieu in any case where it is discovered that any false information has been given.


I have received the Employment Letter, a Written Statement and the Company's compliance documentation as described in my Employment Letter and have accepted employment on the terms contained within these documents.




Signed:
                ----------------------------------

Name:                      Stephen Noser
                ----------------------------------

Date:
                ----------------------------------



Signed:
(For and on behalf of VTEX Energy, Inc.)


                ----------------------------------

Name:                  Randal B. McDonald, Jr.
                ----------------------------------

Date:
                ----------------------------------

                                                                        ANNEX: A





Accountabilities

Health, Safety & Environment:

VTEX Energy, Inc.("VTEX") is operating its domestic and international activities and affiliates under a set of strict rules for Health, Safety and the Environment ("HSE") (as in detail defined in VTEX's Safety Management System and VIP's Onshore Safety Guidelines) to ensure a safe and healthy work environment, protect the staff, contractors and visitors, and the public interest. The Executive Vice President is accountable for assisting the Chief Executive Officer in updating and maintaining an appropriate HSE policy for the company and ensuring that the policy is adhered to in all applicable jurisdictions.

Compliance:

The Executive Vice President is accountable for compliance with all applicable laws, contracts, agreements, rules and regulations, pertinent to operations in all operating jurisdictions.

Policies and Procedures:

The Executive Vice President is accountable for assisting the Chief Executive Officer in updating and maintaining VTEX's corporate policies and procedures and ensuring that these are adhered to in all operating jurisdictions.

Authorities and Government Bodies:

The Executive Vice President is accountable for maintaining a good working relationship with all relevant authorities and government bodies, ensure timely delivery of all mandatory reporting and notices, and in general keep the name of VTEX in good standing.

Work Program and Budgets:

The Executive Vice President is accountable for assisting the Chief Executive Officer in the timely and efficient implementation of approved work programs and budgets, and advises VTEX of incorporation of investments, expenditures and necessary personnel, financial, technical, and operational measures into future work programs and budgets to ensure that goals and objectives are and remain met.

Partner and Industry Relationships:

The Executive Vice President is accountable for maintaining a good working relationship with all partners directly or indirectly participating in the operations, and in general keep the name of VTEX in good standing with the oil and gas industry.

Roles and Responsibilities

Ongoing Concern:

Responsible for all technical and operational activities within the company as directed by the Chief Executive Officer.

Staff Leadership:

Responsible for leading all technical staff as directed by the Chief Executive Officer.

Staff Assessment and Appraisal:

Responsible for monitoring staff performance and provision of once yearly assessment and appraisal reports, and training proposals as directed by the Chief Executive Officer.

Organisation:

Responsible for reviewing from time to time, the organization of the operation and propose changes if required. Responsible for efficient deployment of staff to optimise operational results.

Production Targets:

Responsible for setting and meeting monthly and annual production targets.

Commercial Negotiations:

Responsible  for  negotiating  key agreements with both suppliers and customers.
Jointly   responsible   with  the  other  executive   directors  for  commercial
negotiations on current and future business arrangements.

Information:

Responsible for keeping VTEX's board, shareholders and the financial community appropriately informed on all aspects of VTEX's operations and projects.

Reporting:

Responsible for timely and accurate reporting to all stakeholders and delivery of mandatory reports to authorities and government institutions.

Planning:

Responsible for elaborating and implementing all operational business plans.

                                                                    Exhibit 10.3

July 26, 2005

Mr. Randal B. McDonald, Jr.
4007 Easton Bend Ct.
Sugar Land, Texas, 77479

Dear Randal,

EMPLOYMENT LETTER
-----------------

I am pleased to confirm your employment as Director, Senior Vice President and Chief Financial Officer of VTEX Energy, Inc. (the "Company") with effect from the closing of the transaction between VTEX and Viking International Petroleum plc.

As Senior Vice President you will report to the Board of Directors and be responsible for the overall management of the Company and the wider VTEX group. Further details about your role, responsibilities and accountabilities are contained in Annex A of the Written Statement of Terms and Conditions of Employment.

Your compensation at the Company will comprise a basic salary that will be agreed annually in advance by the Board of Directors of the Company. Your basic gross salary shall be $18,750.00 per month. In addition, ex gratia bonuses may be granted at the discretion of the Board of Directors as well.

In addition, you will be granted 1,000,000 share options in VTEX Energy, Inc., at an exercise price of $0.50 per share.

You will, in addition, be entitled to participate in any management share option scheme established by the Company now or at any time in the future, subject always to the rules of such schemes from time to time.

You are entitled to claim full reimbursement from the Company for any expenses properly incurred on behalf of the Company. These should be submitted to the Company within 3 months of them being incurred in an agreed format together with all supporting documentation. The Company will reimburse you these expenses within 15 days of receipt.

You will be entitled to 25 days paid holiday each year with your entitlement pro-rated in your first year of employment.

The Company does not currently operate a pension scheme, however, you will be eligible to join such scheme when it is introduced. Private medical insurance will be provided through Administaff, Inc., or some equivalent organization.

The Company's shares are currently publicly traded in the US on the OTC market. It is the Company's present intention to seek a public listing in the UK. At this time, the Company will introduce an employee share ownership scheme which you will be eligible to participate in. Until then, the Company's Board of Directors may, from time to time and on an ex gratia basis only, make shares options available to employees on agreed terms.

Your employment with the Company is subject to compliance with the Company's Code of Conduct.

This Employment Letter together with the attached Written Statement comprises your Employment Contract with the Company. Please sign the duplicate copy of this Employment Letter and Written Statement to signify your acceptance of the terms and conditions outlined and return to the undersigned.


Yours sincerely,
VTEX ENERGY, INC.


/S/Stephen Noser
----------------
Stephen Noser
Director


I accept the terms and conditions contained in this Letter of Employment, dated July 26, 2005.

Signed:       -----------------------------------

Name:             Randal B. McDonald, Jr.
              -----------------------------------


Date:         -----------------------------------

Enclosed for signature and return:
Employment Letter
Written Statement of Terms and Conditions of Employment

            WRITTEN STATEMENT OF TERMS AND CONDITIONS OF EMPLOYMENT
            -------------------------------------------------------


This statement together with your Employment Letter constitute your Contract of Employment.


Employer

VTEX Energy, Inc. ("the Company")


Name

Randal B. McDonald, Jr.


Job Title

Senior Vice President and Chief Financial Officer


Job Duties

Your duties and responsibilities are flexible and may be reasonably varied by the Company from time to time. The primary objective of the Senior Vice President is to assist the planning, management and control of the daily and future activities of the Group and to design and implement strategies that would enable the firm to fulfil its corporate and financial objectives.

A detailed list of duties and accountabilities is attached as Annex A.


Location

You will be based at the Company's Houston office, which is currently situated at 8303 Southwest Freeway, Suite 950, Houston, Texas, 77074. However, it may be that you will be required to work in other offices of the Company on either a temporary or permanent basis within a reasonable travelling distance from Houston, with a reasonable period of notice. You may be required to make frequent visits to the Company's London office.


Commencement of Employment

Your employment and period of continuous employment with the Company commenced upon the closing of the transaction between VTEX and Viking International Petroleum plc on -------------------------.

Hours of Work

Your working hours will be agreed with the Company's Directors and are subject to alteration dependent upon business needs and with a suitable period of advance notice.

You are expected to work the hours necessary to fulfil the duties and responsibilities of your role. On occasions this may exceed the 40 hours per week. By signing and returning the duplicate copy of this Written Statement, you will be consenting to opt out of overtime pay. You may withdraw your consent by giving written notice to the Company.

Your minimum basic working hours will be 40 hours per week.


Remuneration & Benefits

Your basic salary will be agreed by the Company's Directors and is as stated in the Employment Letter hereto.

Your salary will be paid twice monthly in arrears on or about the 1st and the 15th of each month either by check or directly into your nominated bank account and will be reviewed in November each year.

You will, in addition, be entitled to participate in any management share option scheme established by the Company now or at any time in the future, subject always to the rules of such schemes from time to time.

If any bonus were to be paid, then this would be an ex gratia payment, subject to employee taxation, and made solely at the discretion of the Company's Directors.

The Company does not currently operate a pension scheme. When the Company does introduce a pension scheme, you will be eligible to join it.

You will be eligible to join and participate in any employee share ownership scheme that the Company introduces.

The Company undertakes to indemnify you against all and every claim which arises from you carrying out your responsibilities for the Company and the Board and to this end undertakes to provide sufficient Director's Liability Insurance to ensure adequate protection.


Holidays

In addition to all United States bank holidays, you will be entitled to 25 days paid holiday per annum. The leave calendar year runs January to December.

Holiday entitlement should be taken within the year. A maximum of one week's unused holiday may be carried over into the next year, to be taken in full by July of the next year. The Company will not pay you out in lieu of any holiday entitlement not taken during the year exceeding one week.

In the event that at the time your employment terminates (save in the case of gross misconduct) you have holiday entitlement accrued but not taken, you will be entitled to be paid holiday pay calculated pro-rata at the rate of your basic salary at the date of your termination. In the event that at the time your employment terminates, you have taken more holiday entitlement than is due to you, a deduction at the same rate as aforesaid for additional days taken will be made from your final salary payment.


Retirement Age

If your employment has not ceased at an earlier date, then it will cease without further notice being given at the end of the month in which your 65th birthday falls, this being the Company's normal retirement age for your employment.


Sickness Absence and Pay

If you are unable to attend work because of an illness then you should notify the Company about this at your earliest convenience. You will be required to produce a medical certificate for absence of 7 days or more in a row.

You will be paid your full basic salary for the first three months of sick leave and 75% of your basic salary for the next three months of sick leave; thereafter, you will be paid statutory sick pay at the applicable rate at the time.

If you are unable to work owing to illness for longer than six months, the Company reserves its right to terminate your contract of employment.

Discipline and Grievance Procedures

If you are unhappy about a particular event concerning your work or work situation, you should in the first instance discuss this with your line manager. If the problem persists, then you are welcome to discuss this further with another Director of the Company who, within reason, will endeavour to resolve the situation to mutual benefit.

In the case of unsatisfactory performance or conduct, this will be discussed with you by your line manager and you will be given reasonable time to correct or improve the situation. If, thereafter, unsatisfactory performance or conduct persists, a written warning will be issued to correct or improve the situation without delay. Further unsatisfactory performance or conduct will result in termination of your employment.


Notice of Termination

When resigning from the Company you are required to give written notice to the Company.

During the first year of your employment with the Company, the period of notice for both you and the Company shall be six calendar months. Thereafter, the period of notice you are required to give to the Company shall be six calendar months and the period of notice the Company shall be required to give to you shall be eighteen calendar months.

Under certain circumstances you may not be permitted to attend work during your notice period, although you would remain on the payroll. However, the Company reserves the right to set some or all of any accrued holiday entitlement against the period of notice, in which case the accrued entitlement would not be paid on the termination date.

The Company also reserves its right to pay you in lieu of notice.


Deductions from Salary

The Company may make lawful deductions from your salary as required by any applicable law.

Termination

In any of the following circumstances the Company may terminate your employment summarily by serving written notice on you. In such event you shall not be entitled to any further payment from the Company except such sums as shall have accrued due at the date of service of such notice. The circumstances are if you:

(a) are convicted of a criminal offence (other than minor offences under the traffic laws for which a fine or non-custodial penalty is imposed) which might reasonably be thought to affect adversely the performance of your duties;

(b)  are guilty of any gross misconduct (including fraud or embezzlement); or

(c) commit a breach of any material written Company policy or rules which results in material economic harm to the Company and, following a written warning or written notice from the Company, you continue to be in breach of such policy or rules for 30 days following the receipt of such written
     warning      or       notice.


Change of Control

1 In the event of a Relevant Event, the period of notice both you and the Company shall be required to give to terminate your employment shall be increased to 24 months (Variation) and the Variation shall be effective from the date of the Relevant Event. If following a Relevant Event, there is the occurrence of a Good Reason, the Company shall, within 30 days after the occurrence of the Good Reason, pay to you and you shall be entitled to receive a single lump sum payment equal to:

     (a)  the sum of 24 months'  salary;  and

     (b) any sums you are entitled to under any of the Company's or Group's bonus plans after the pro rating of all targets, quotas and bonus payments as of the date of the Good Reason (and, for the avoidance of doubt, such sums shall be deemed payable regardless of whether such bonus is due to be paid under the rules of the relevant bonus plan).

2 For the purposes of clause 1 above Relevant Event means either: (a) a change in the control of Company of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934; provided that, without limitation, such a change in control shall be deemed to have occurred if and when (a) any "person" (as such term is used in Sections 13(d) and 14 (d)2 of the Securities Exchange Act of 1934) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 33 1/3% or more of the combined voting power of the Company's then outstanding securities; or

(b) during any period of twenty-four (24) months, commencing after the date of this Agreement, individuals who at the date of this Agreement were directors of the Company (excluding you) cease for any reason to constitute at least a majority of the Board of Directors of the Company.

A transaction shall not constitute a Relevant Event if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

3    For the purposes of clause 1 above Good Reason means any of the following:

          (a) termination by the Company of your employment (save where the Company is entitled to summarily terminate your employment in accordance with the summary termination provisions in your contract of employment) in the period of twelve (12) months after a Relevant Event;

          (b) a material reduction in your job title, status, authority, or responsibility at the Company in the period of twelve (12) months after a Relevant Event and within 3 months of such material reduction you notify the Company that you wish your employment to terminate pursuant to this provision (and, for the avoidance of doubt, your employment shall terminate with effect from the date of the payment of the sums in clause 1);

          (c) in the period of twelve (12) months after a Relevant Event, there is a material reduction in the benefits you were entitled to immediately prior to the Relevant Event, and comparable reductions have not been made in the benefits of the other members of senior management of the Company and within 3 months of such material reduction you notify the Company that you wish your employment to terminate pursuant to this provision (and, for the avoidance of doubt, your employment shall terminate with effect from the date of the payment of the sums in clause 1);

          (d) except with your prior written consent, relocation of your principal place of employment to a location outside the a radius of 30 miles from the location where your place of employment was situated prior to such Relevant Event, in the period of twelve
               (12) months following such Relevant Event and within 3 months of such relocation you notify the Company that you wish your employment to terminate pursuant to this provision (and, for the avoidance of doubt, your employment shall terminate with effect from the date of the payment of the sums in clause 1); or

          (e) any material breach by the Company of its material obligations under your contract of employment in the period of twelve (12) months following a Relevant Event and within 3 months of such material breach you notify the Company that you wish your employment to terminate pursuant to this provision (and, for the avoidance of doubt, your employment shall terminate with effect from the date of the payment of the sums in clause 1).


References and Medical Status

At the Company's expense, you may be required to undergo an appropriate medical examination every twenty-four months, to be carried out by a qualified medical doctor or medical clinic. The results of the examination/s will be sent to the Company and will be discussed with you in full. If for any reason the results of the medical examination are such that you may be prevented from carrying out your duties, you have the right to call for a second independent medical opinion, the costs of which shall be borne by the Company, and the results of which shall be final.

Code of Conduct

You are required to conduct yourself in an appropriate manner at all times and to abide with the Company's Code of Conduct. Your personal copy of the Code of Conduct is enclosed. A copy is also available in the office for inspection.

For the purposes of the Code of Conduct, the Company's Chief Financial Officer from time to time is the Compliance Officer.


Qualifications and Work Experience

Your employment is conditional upon having all the educational, vocational, professional and any other appropriate qualifications that you stated you had. On request, you will be required to produce these certificates. Your employment may be terminated with or without notice or payment in lieu in any case where it is discovered that any false information has been given.


I have received the Employment Letter, a Written Statement and the Company's compliance documentation as described in my Employment Letter and have accepted employment on the terms contained within these documents.




Signed:
                ----------------------------------

Name:                 Randal B. McDonald, Jr.
                ----------------------------------

Date:
                ----------------------------------



Signed:
(For and on behalf of VTEX Energy, Inc.)


                ----------------------------------

Name:                    Stephen Noser
                ----------------------------------

Date:
                ----------------------------------

                                                                        ANNEX: A





Accountabilities

Health, Safety & Environment:

VTEX Energy, Inc.("VTEX") is operating its domestic and international activities and affiliates under a set of strict rules for Health, Safety and the Environment ("HSE") (as in detail defined in VTEX's Safety Management System and VIP's Onshore Safety Guidelines) to ensure a safe and healthy work environment, protect the staff, contractors and visitors, and the public interest. The Senior Vice President is accountable for assisting the Chief Executive Officer in updating and maintaining an appropriate HSE policy for the company and ensuring that the policy is adhered to in all applicable jurisdictions.

Compliance:

The Senior Vice President is accountable for compliance with all applicable laws, contracts, agreements, rules and regulations, pertinent to operations in all operating jurisdictions.

Policies and Procedures:

The Senior Vice President is accountable for assisting the Chief Executive Officer in updating and maintaining VTEX's corporate policies and procedures and ensuring that these are adhered to in all operating jurisdictions.

Authorities and Government Bodies:

The Senior Vice President is accountable for maintaining a good working relationship with all relevant authorities and government bodies, ensure timely delivery of all mandatory reporting and notices, and in general keep the name of VTEX in good standing.

Work Program and Budgets:

The Senior Vice President is accountable for assisting the Chief Executive Officer in the timely and efficient implementation of approved work programs and budgets, and advises VTEX of incorporation of investments, expenditures and necessary personnel, financial, technical, and operational measures into future work programs and budgets to ensure that goals and objectives are and remain met.

Partner and Industry Relationships:

The Senior Vice President is accountable for maintaining a good working relationship with all partners directly or indirectly participating in the operations, and in general keep the name of VTEX in good standing with the oil and gas industry. -9-

Roles and Responsibilities

Ongoing Concern:

Responsible for all technical and operational activities within the company as directed by the Chief Executive Officer.

Staff Leadership:

Responsible for leading all technical staff as directed by the Chief Executive Officer.

Staff Assessment and Appraisal:

Responsible for monitoring staff performance and provision of once yearly assessment and appraisal reports, and training proposals as directed by the Chief Executive Officer.

Organisation:

Responsible for reviewing from time to time, the organization of the operation and propose changes if required. Responsible for efficient deployment of staff to optimise operational results.

Production Targets:

Responsible for setting and meeting monthly and annual production targets.

Commercial Negotiations:

Responsible  for  negotiating  key agreements with both suppliers and customers.
Jointly   responsible   with  the  other  executive   directors  for  commercial
negotiations on current and future business arrangements.

Information:

Responsible for keeping VTEX's board, shareholders and the financial community appropriately informed on all aspects of VTEX's operations and projects and financial affairs

Reporting:

Responsible for timely and accurate reporting to all stakeholders and delivery of mandatory reports to authorities and government institutions.

Planning:

Responsible for elaborating and implementing all operational business plans.

                                      -10-